PHAZAR CORP
                               101 SE 25th Avenue
                           Mineral Wells, Texas 76067


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 9, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PHAZAR CORP will be held at the National Depository Office located at 405 W. Loop 820 South, Fort Worth, Texas, on Tuesday, October 9, 2007 at 10:00 a.m. for the following purposes:

     1) To elect seven directors to serve for the ensuing year and until their respective successors are elected;

     2) To ratify the appointment of Weaver and Tidwell, L.L.P. as the independent public auditors for FY 2008;

     3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The close of business on September 7, 2007 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at the meeting or any adjournment or adjournments thereof.

     A copy of the PHAZAR CORP Form 10-KSB for fiscal year ended May 31, 2007 is being mailed to stockholders with this proxy statement.

                                          By the Order of the Board of Directors
                                                                     James Miles
                                                                       President

                                   -----------

September 14, 2007

Whether or not you plan to attend the meeting, please mark, date and sign the accompanying proxy and promptly return it in the enclosed envelope. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

















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
                                   PHAZAR CORP
                               101 SE 25th Avenue
                           Mineral Wells, Texas 76067


                                 PROXY STATEMENT

            Annual Meeting of Stockholders to be held October 9, 2007

         This proxy statement is furnished in connection with the solicitation by the Board of Directors of PHAZAR CORP (the "Company" or "PHAZAR CORP") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on October 9, 2007 at the National Depository Office, 405 W. Loop 820 South, Fort Worth, Texas and at any adjournment thereof. This proxy statement and the proxies solicited hereby are first being sent or delivered to stockholders on or about September 14, 2007.

                            EXPENSES OF SOLICITATION

         The cost of soliciting proxies will be borne by the Company including expenses in connection with the preparation and mailing of this proxy statement and all papers, which now accompany or may hereafter supplement it. The solicitation will be made by mail. The Company will also supply brokers or persons holding stock in their names or in the names of their nominees with such number of proxies, proxy material and annual reports as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses.

                                     VOTING

         A stockholder may revoke a proxy at any time prior to its use. If it is signed properly by the stockholder and is not revoked, it will be voted at the meeting. If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted FOR management's nominees listed below under Election of Directors and the ratification of the appointment of Weaver and Tidwell, L.L.P.

         Only stockholders of record at the close of business on September 7, 2007 will be entitled to vote at the meeting. The total number of issued and outstanding shares of common stock of the Company, $0.01 par value, ("Common Stock") as of September 7, 2007 is 2,328,928, shares, each share having one vote. There are no other issued or authorized classes of stock of the Company.

         Only votes cast in person or by proxy will be counted at the meeting. Abstentions, if any, will be reflected in the minutes of the meeting.

                              ELECTION OF DIRECTORS

         Seven (7) Directors are to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and have qualified. The Company bylaws allow from one to twelve directors. It is the intention of the persons named in the accompanying form of a proxy to vote for the nominees listed. All nominees have indicated their


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
willingness to serve for the ensuing term, but if any nominee is unable or should decline to serve as a Director at the date of the Annual Meeting, it is the intention of the persons named in the proxy to vote for such other person or persons, as they in their discretion shall determine. Proxies will not be voted, however, for more than seven nominees. The ages of the nominees, their principal occupations or employment during the past five years, and other data regarding them, based upon information received from them are as follows:

                                                                   Director
Name              Age  Principal Occupation                        Since
----              ---  --------------------                        -----
James Miles       64   President and Chief Executive Officer,
                       PHAZAR CORP; Sole Director Antenna
                       Products Corp., Phazar Antenna Corp.,
                       Tumche Corp. and Thirco, Inc., subsidiaries of
                       PHAZAR CORP; President, Tumche Corp.,
                       Thirco, Inc.  Past Vice President and General
                       Manager, GTE Media Ventures; Past President,
                       Contel of California                        November 1999

Gary W. Havener   67   President, Sinan Corp.; Past Chief Executive
                       Officer, PHAZAR CORP                        January 1992

Clark D. Wraight  63   Vice President and Secretary, Treasurer,
                       PHAZAR CORP; President and General
                       Manager, Antenna Products Corp. and
                       Phazar Antenna Corp.; Vice President,
                       Tumche Corp. and Thirco, Inc.; Secretary/
                       Treasurer, Tumche Corp., Thirco, Inc.,
                       and Phazar Antenna Corp.                    October 1996

R. Allen Wahl     79   Independent Business Consultant and
                       Past President & COO of Valmont
                       Industries                                  October 1999

James Kenney      66   Account Executive, Baldwin Anthony
                       Securities Inc.  Past Executive Vice President
                       and Owner San Jacinto Securities, Inc.      November 1999

Dennis M. Maunder 56   Past Chief Financial Officer, Shared
                       Technologies Inc.; Controller, Allegiance
                       Telecom, Inc.                               October 2006

Garland P. Asher  63   Director and Chairman of Audit Committee,
                       Universal Power Group, Inc., Past President and COO of Integration Concepts, Inc.


     Mr. Miles currently serves as President and CEO of PHAZAR CORP and President of Tumche Corp. and Thirco, Inc. Mr. Miles also serves as sole director of Antenna Products Corporation, Phazar Antenna Corp., Tumche Corp. and Thirco, Inc. Mr. Miles served as Vice President and General Manager of GTE Media Ventures, a cable television design and operations company, from 1994 until 1999 and as President of Contel of California, a telecommunications company from 1984 until 1996. Mr. Miles was a Director of Desert Community Bank until 1994. Mr. Miles retired in 1999 and has been involved in personal financial activities for the past eight years.

     Mr. Havener served as the President of PHAZAR CORP from January 1992 until October 1999. Mr. Havener served as the President of Antenna Products Corporation from January 1996 until April 1999. Mr. Havener served as President and CEO of PHAZAR CORP and President of Tumche Corp. and Thirco, Inc. from June 2000 until October 2006. Mr. Havener also served as sole director of Antenna Products Corporation, Phazar Antenna Corp., Tumche Corp. and Thirco, Inc. until October 2006. Since December 1984, Mr. Havener has served as the President of Sinan Corp., an investment company. Sinan Corp. is not a parent, subsidiary or affiliate of the Company.

     Mr. Wraight served as Vice President and Secretary/Treasurer of Antenna Products Corporation from 1996 until April 1999 when he was appointed President. Mr. Wraight has been employed with Antenna Products since 1979 and has served as an officer of the Company since 1981. Mr. Wraight currently serves as Vice President and Secretary/Treasurer of PHAZAR CORP, President and General Manager of Antenna Products Corporation, President and Secretary /Treasurer of Phazar Antenna Corp. and Vice President and Secretary/Treasurer of Tumche Corp., and Vice President and Secretary/Treasurer of Thirco, Inc., subsidiaries of the Company.

     Mr. Wahl was President and COO of Valmont Industries until 1985. The principal business of Valmont Industries is manufacturing steel tubular poles and towers for the lighting, electrical transmission and communication industries. Mr. Wahl has been an independent business consultant since 1985.

     Mr. Kenney has served as an account executive at Baldwin Anthony Securities, Inc. since February, 2007. Mr. Kenney served as Executive Vice President and owner of San Jacinto Securities, an institutional stock brokerage firm from 1993 until February, 2007.

     Mr. Maunder served as Vice President, Controller of Allegiance Telecom, Inc., from September 1997 through February 2000. Allegiance Telecom, Inc. was a local exchange carrier, essentially a telephone company. In June, 2002, Allegiance Telecom acquired Shared Technologies Inc. In May 2003, Allegiance Telecom and its subsidiaries, including Shared Technologies Inc. filed Chapter 11 bankruptcy. In the spring of 2004, Shared Technologies Inc. under an approved plan of reorganization emerged from bankruptcy. Mr. Maunder served as the Chief Financial Officer of Shared Technologies Inc., a nationwide supplier of telecommunications equipment from March 2004 until October 2006. Mr. Maunder is currently active in livestock breeding; participating in charitable pursuits; and investing activities.

     Mr. Asher has served since December, 2006 as a Director and Chairman of the Audit Committee of Universal Power Group, Inc., a power equipment and battery distributor. Mr. Asher has served as a member of the City of Fort Worth Audit Committee since 2006. Mr. Asher served as President and COO of Integration Concepts, Inc., a healthcare software company, from September 1999 through June 2004. Since then he has been involved in personal investment activities. Non-management Director James Kenney recommended Mr. Asher as a nominee for election as a Director. The Nominating Committee reviewed Mr. Asher's candidacy



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
and concluded that Mr. Asher was a qualified candidate. The Nominating Committee nominated Mr. Asher as a director for election by the stockholders of the Company.

                               SECURITY OWNERSHIP

         The following table sets forth the beneficial ownership of the Company's Common Stock as of September 7, 2007, (a) by each director and nominee, (b) by the named executive officers, and (c) by all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock and (d) all directors and executive officers as a group.

Name and Address              Shares Owned Directly       Percent of
of Beneficial Owners (1)      and Indirectly              Class (2)
------------------------      -----------------------     ---------

James Miles                       4,700                     0.20%
420 Private Rd. 52363
Pittsburg, TX 75686

Gary W. Havener   (3)
Sinan Corp.                     103,800                     4.46%
P.O. Box 121969
Fort Worth, TX 76121

R. Allen Wahl                     2,400                     0.10%
13 Collinway Place
Dallas, TX 75230

Clark D. Wraight
Antenna Products Corporation     91,000                     3.91%
101 S.E. 25th Ave.
Mineral Wells, TX 76067

James Kenney                      4,400                     0.19%
4131 N. Central Expressway,
Suite 930
Dallas, TX 75204

Dennis Maunder                    1,500                     0.06%
401 Baker Cutoff Road
Weatherford, TX 76087

Vernon Bryant, Jr.
1712 Carleton Avenue
Fort Worth, TX 76107                500                     0.02%

Garland P. Asher
2300 Mistletoe Drive
Fort Worth, TX 76110                  0                     0.00%

All directors and officers      208,300                     8.94%
of PHAZAR CORP
as a group (eight Persons)



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
     (1) The persons named herein have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the Texas laws for personal holding companies, as applicable.

     (2) Based on total outstanding shares of 2,328,928 as of September 7, 2007.

     (3) Sinan Corp., wholly owned by Mr. Havener and his children, owns of record 100,000 of these shares representing 4.29% of the total outstanding shares. Mr. Havener as President of Sinan Corp. has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by Sinan Corp.

                             EXECUTIVE COMPENSATION

     The following table provides certain summary information concerning compensation awarded to, earned by or paid to the Chief Executive Officer and other named executive officers and directors of the Company whose total annual salary exceeded $100,000 (collective, the "named officers") for fiscal year ended May 31, 2007.

--------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------
Name & Principal Position               Annual Compensation
------------------------- ------------------------------------------------------
                          Fiscal Year                         Other Annual
                          Ended May 31 Salary ($) Bonus ($) Compensation ($)
                          ------------ ---------- --------- ----------------
------------------------- ------------ ---------- --------- ----------------
James Miles               2007           $    0    $    0    $    60,591(1)
 President and CEO                                           $    10,128(2)
------------------------- ------------ ---------- --------- ----------------
Clark D. Wraight          2007           $    0    $    0    $   134,197(3)
 Vice President
------------------------- ------------ ---------- --------- ----------------
Clark D. Wraight          2006           $    0    $    0    $   129,043(3)
 Vice President
------------------------- ------------ ---------- --------- ----------------
Clark D. Wraight          2005           $    0    $    0    $   123,813(3)
 Vice President
------------------------- ------------ ---------- --------- ----------------
Gary W. Havener           2007           $    0    $    0    $    37,409(1)
------------------------- ------------ ---------- --------- ----------------
 Past President and CEO
------------------------- ------------ ---------- --------- ----------------
Gary W. Havener           2006           $    0    $    0    $    98,000(1)
------------------------- ------------ ---------- --------- ----------------
 President and CEO
------------------------- ------------ ---------- --------- ----------------
Gary W. Havener           2005           $    0    $    0    $    98,000(1)
------------------------- ------------ ---------- --------- ----------------
 President and CEO
------------------------- ------------ ---------- --------- ----------------

         (1)      Director's Fee - Sole Director, Antenna Products Corporation
         (2)      Interim Housing Reimbursement
         (3)      Annual Compensation - President, Antenna Products Corporation

                          BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held four meetings in the fiscal year ended May 31, 2007.

     As set forth in the table below, in partial consideration for attending the PHAZAR CORP Board of Directors' meetings, Gary W. Havener, Clark D. Wraight, James Miles, James Kenney and R. Allen Wahl each received 800 shares of PHAZAR CORP common stock. Dennis Maunder received 600 shares and Vernon Bryant, Jr. received 400 shares of PHAZAR common stock. Also, as partial consideration for attending the PHAZAR CORP audit committee meetings, James Miles received an additional 300 shares of PHAZAR CORP common stock. James Kenny and R. Allen Wahl each received an additional 500 shares of PHAZAR CORP common stock. Dennis Maunder and Vernon Bryant, Jr. each received an additional 200 shares of PHAZAR CORP common stock.

     Each Director agreed to hold the shares for investment and not for further distribution. The certificates representing the shares bear a legend restricting transfer without compliance with the registration requirements of the Federal Securities Act of 1933 or in reliance upon an applicable exemption there from. PHAZAR CORP relied on section 4(2) of the Securities Act of 1933 as its exemption from registration.

     PHAZAR CORP has an audit committee, nominating committee and compensation committee, each consisting of four Directors, R. Allen Wahl, James Kenney and Dennis Maunder and Vernon Bryant, Jr. Each member of the committees is independent under the rules of the National Association of Securities Dealers.

     The audit committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the committee's composition and meetings. A copy of the charter has been included as an attachment to the proxy statement and is available to stockholders on the Company's website, www.phazarcorp.com. The Board of Directors has determined that Dennis Maunder is an "audit committee financial expert" under the rules of the Securities and Exchange Commission. Mr. Maunder is Chairman of the Audit Committee.

     The audit committee held five meetings in fiscal year 2007 and has:

        * reviewed and discussed the audited financial statements with the Company's management; and

        * discussed with Weaver & Tidwell, L.L.P., independent accountants for the Company, the matters required to be discussed by Statement on Auditing Standards No. 61, communication with audit committees, as amended.

     The audit committee has received from Weaver & Tidwell, L.L.P. the written disclosures and the letter required by independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the committee has discussed with Weaver & Tidwell, L.L.P., that firm's independence.

     Based upon these discussions with management and the independent accountants, the audit committee recommended to the Board of Directors of the Company that the audited consolidated financial statements for the Company be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 2007 for filing with the Securities and Exchange Commission.

     The compensation committee held two meetings in fiscal year 2007. The compensation committee has the responsibility for assisting the Board in, among other things, evaluating and making recommendations regarding the compensation of the executive officers and directors of the Company and assuring that the executive officers are compensated effectively in a manner consistent with the compensation strategy of the Company.

     On November 2, 2005 the Board of Directors adopted resolutions establishing a nominating committee and approved a nominating committee formal written charter. The nominating committee met one time during fiscal year 2007. A copy of the nominating committee's charter is available to stockholders on the Company's website, www.phazarcorp.com. The nominating committee uses established policies and procedures for director nominations. The committee identifies potential director candidates from a variety of sources, including recommendations from current Directors or management, recommendations of security holders, or any other source that the committee has deemed appropriate. In considering candidates for the Board of Directors, the committee evaluates the entirety of each candidate's credentials, such as (i) business or other relevant experience; (ii) expertise, skills and knowledge; (iii) integrity and reputation; (iv) the extent to which the candidate will enhance the objective of having directors with diverse viewpoints and backgrounds, (v) willingness and ability to commit sufficient time to Board responsibilities; and (vi) qualification to serve on specialized board committees (such as the Audit Committee).

     The nominating committee will consider recommendations for director candidates submitted in good faith by stockholders of the Company. A stockholder recommending an individual for consideration by the nominating committee must provide (i) evidence in accordance with Rule 14a-8 of the Exchange Act of compliance with the stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director and (iv) all information regarding the candidate(s) and the stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board, including, without limitation, name, age, business and residence address and principal occupation or employment during the past five years. Stockholders should send the required information to the Company at 101 S.E. 25th Avenue, Mineral Wells, Texas 76067, Attention: Corporate Secretary.

     In order for a recommendation to be considered by the Company for the 2008 Annual Meeting of Stockholders, the Company's Corporate Secretary must receive the recommendation no later than 5:00 p.m. local time on June 30, 2008. Such recommendations must be sent via registered, certified or express mail (or other means that allows the stockholder to determine when the recommendation was received by the Company). The Company's Corporate Secretary will send properly submitted stockholder recommendations to the nomination committee for consideration at a future meeting. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration as other individuals evaluated by the nominating committee.

                 POLICY REGARDING DIRECTOR ATTENDANCE AT ANNUAL
                              STOCKHOLDERS MEETINGS

     The Board of Directors encourages directors to attend the Company's Annual Meeting of Stockholders, whether or not a meeting of the Board of Directors is scheduled for the same date of the Annual Meeting. All of the members of the Board of Directors attended the Company's Annual Meeting in 2006.

                                 CODE OF ETHICS

     We have adopted a code of ethics that applies to all of our officers and directors. Our code of ethics has previously been filed as an exhibit to our annual report on Form 10-KSB for the year ended May 31, 2004. The text of our code of ethics is available to stockholders on the Company's website, www.phazarcorp.com.

                  STOCKHOLDER COMMUNICATION WITH BOARD MEMBERS

         The Board has adopted a procedure to enable our stockholders to contact directors. Any director may be contacted by mail addressed to such director, in care of the Secretary of the Company at the address on first page of this proxy statement. All such correspondence should be addressed to the Director and marked "Confidential-Stockholder Communication."


                            COMPENSATION OF DIRECTORS

       Compensation for PHAZAR CORP Board members is set at $500 plus 200 shares of PHAZAR CORP common stock for each board meeting attended.

     Compensation for PHAZAR CORP audit committee member is set at $250 plus
100 shares of PHAZAR CORP common stock for each audit committee meeting attended.

     The following table provides certain summary information with respect to the named director, compensation information inclusive of fees paid to and shares awarded to, all directors of the Company for fiscal year ended May 31, 2007.

------------------- ------ ------- ------- ---------- --------- ------- --------

        Name         Fees                     Non       Non-      All     Total
                    Earned  Stock   Options  Equity   qualified  Other     ($)
                      or    Awards  Awards  Incentive Deferred  Compen-
                     Paid    ($)     ($)     Plan     Compen-   sation
                      in                    Compen-   sation      ($)
                     Cash                   sation    Earnings
                      ($)                     ($)       ($)
        (a)           (b)    (c)     (d)      (e)       (f)       (g)       (h)
------------------- ------ ------- ------- ---------- --------- ------- --------
James Miles         $2,750 $ 7,539  $   0   $      0   $     0   $   0  $ 10,289
------------------- ------ ------- ------- ---------- --------- ------- --------
------------------- ------ ------- ------- ---------- --------- ------- --------
Clark D. Wraight    $2,000 $ 5,120  $   0   $      0   $     0   $   0  $  7,120
------------------- ------ ------- ------- ---------- --------- ------- --------
------------------- ------ ------- ------- ---------- --------- ------- --------
R. Allen Wahl*      $3,250 $ 8,717  $   0   $      0   $     0   $   0  $ 11,967
------------------- ------ ------- ------- ---------- --------- ------- --------
------------------- ------ ------- ------- ---------- --------- ------- --------
James Kenney*       $3,250 $ 8,717  $   0   $      0   $     0   $   0  $ 11,967
------------------- ------ ------- ------- ---------- --------- ------- --------
------------------- ------ ------- ------- ---------- --------- ------- --------
Gary W. Havener     $2,000 $ 5,120  $   0   $      0   $     0   $   0  $  7,120
------------------- ------ ------- ------- ---------- --------- ------- --------
------------------- ------ ------- ------- ---------- --------- ------- --------
Dennis Maunder*     $2,000 $ 4,604  $   0   $      0   $     0   $   0  $  6,604
------------------- ------ ------- ------- ---------- --------- ------- --------
------------------- ------ ------- ------- ---------- --------- ------- --------
Vernon Bryant, Jr.* $1,250 $ 2,903  $   0   $      0   $     0   $   0  $  4,153
------------------- ------ ------- ------- ---------- --------- ------- --------
*Member of Audit Committee

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten-percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended May 31, 2007; all Section 16(a) filing requirements applicable to its officers, directors and ten-percent shareholders have been filed.

                       APPOINTMENT OF INDEPENDENT AUDITORS

     On April 22, 1999, the Board of Directors of PHAZAR CORP (the "Company") adopted a resolution appointing Weaver and Tidwell, L.L.P., 1600 West Seventh Street, Suite 300, Fort Worth, Texas 76102 as the Company's principal accounting firm to audit the Company's financial statements.

     Subject to ratification by the stockholders, the Board of Directors appointed Weaver and Tidwell, L.L.P., independent auditors, to serve for the fiscal year ending May 31, 2008.

     Weaver and Tidwell, L.L.P. has informed management that it will send a representative to the Annual Meeting and that such representative may make a statement to the meeting if he so desires and will be available to answer any questions that might arise in connection with the audit of the Company and its subsidiaries.

AUDIT FEES

General
     During fiscal year 2007, the Company paid Weaver & Tidwell, L.L.P. fees in the aggregate amount of approximately $66,280. Of this amount, approximately $57,300 were fees for the fiscal year 2006 year end audit and quarterly services for fiscal year 2007.

Financial Information Systems Design and Implementation Fees

     Weaver & Tidwell, L.L.P. did not render any services related to financial information systems design and implementation during fiscal year 2007.

All Other Fees

     Weaver & Tidwell, L.L.P. rendered other services consisting primarily of tax consulting, due diligence assistance and audits of the Company's other entities within the consolidated group for statutory filing purposes. Aggregate fees billed for all other services rendered by Weaver & Tidwell, L.L.P. for fiscal year 2007 were $8,980.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Annual Meeting in October, 2008, must be received by the Company not later than June 30, 2008, for inclusion in its Proxy Statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

     The Board of Directors knows of no business other than that set forth in items 1 and 2 of the Notice of Annual Meeting of Stockholders that is expected to be brought before the meeting. However, if any other matters, not now known or determined, come before the meeting, the persons named in the proxy furnished herewith will vote according to their best judgment in the interest of the Company.

     Insofar as any of the information in the Proxy Statement may rest particularly within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.

                                              By Order of the Board of Directors
                                                                     James Miles
                                                                       President
                                                              September 14, 2007

Whether or not you plan to attend the meeting, please mark, date and sign the enclosed proxy exactly as your name appears thereon and mail it promptly in the enclosed envelope to:


                                   PHAZAR CORP
                                 Proxy Services
                        %Computershare Investor Services
                                  P O Box 43101
                            Providence RI 02940-5067

                                   PHAZAR CORP
                             Audit Committee Charter

                                  June 13, 2000
                             Revised August 21, 2001

The audit committee of the Board of Directors ("the Board") of PHAZAR CORP ("the Company") will have the oversight responsibility, authority and specific duties as described below. The charter is to be published as an appendix to the proxy statement every three years.

COMPOSITION

The audit committee will be comprised of three or more directors as determined by the Board. The members of the audit committee will meet the requirements of the Nasdaq independent director and audit committee requirements. The members of the audit committee will be elected annually at the organizational meeting of the full Board held in October and will be listed in the annual report to shareholders. One of the members of the audit committee will be elected committee chair by the Board.


RESPONSIBILITY

The audit committee is a part of the Board. It's primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the external audit process. In addition, the audit committee provides an avenue for communication between the independent accountants, financial management and the Board. The audit committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the audit committee, and that the ultimate accountability of the independent accountants is to the Board and the audit committee. The audit committee will make regular reports to the Board concerning its activities.

While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

Subject to the prior approval of the Board, the audit committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the audit committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the audit committee.

Page Two
Audit Committee Charter
June 13, 2000
Revised August 21, 2001

MEETINGS

The audit committee is to meet at least once each year and as many additional times as the audit committee deems necessary. Content of the agenda for each meeting should be cleared by the audit committee chair. The audit committee is to meet in separate executive sessions with the chief financial officer and the independent accountants at least once each year and at other times when considered appropriate.

ATTENDANCE

Audit committee members will strive to be present at all meetings. As necessary or desirable, the audit committee chair may request that members of management and representatives of the independent accountants be present at audit committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the audit committee will:

1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with all applicable Nasdaq Audit Committee Requirements.

2. Review with the Company's management and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

3. Review with the Company's management and independent accountant's significant accounting and reporting principles, practices and
         procedures   applied  by  the  Company  in  preparing   its   financial
         statements. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

4. Review the scope and general extent of the independent accountants' annual audit. The audit committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the audit committee that no limitations have been placed on the scope or nature of their audit procedures. The audit committee will review annually with management the fee arrangement with the independent accountants.

5. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

Page Three
Audit Committee Charter
June 13, 2000
Revised August 21, 2001


6. Have a predetermined arrangement with the independent accountants that they will advise the audit committee through its chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with audit committees is to be made prior to the related press release and prior to filing Forms 10-QSB.

7. At the completion of the annual audit, review with management and the independent accountants the following:

         - The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on form 10-KSB.

         - Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application

         - Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management, which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

         - Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

8. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

9. Meet with management and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as `material' or `serious'. Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the audit committee.

Page Four
Audit Committee Charter
June 13, 2000
Revised August 21, 2001


         The audit committee should review responses of management to the Letter of Comments and Recommendations from the independent accounts and receive follow-up reports on action taken concerning the aforementioned recommendations.

10. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

11. Review with management and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

12. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

13. As the audit committee may deem appropriate, obtain, weigh and consider expert advice as to the audit committee related rules of Nasdaq, Statements on Auditing Standards and other accounting, legal and regulatory provisions.